UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                January 11, 2008

                              --------------------

                               JADE ART GROUP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                   333-137134                   71-1021813
----------------------------       ------------              -------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)

                             #35, Baita Zhong Road,
             Yujiang County, Jiangxi Province, P.R. of China 335200
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                               011-86-701-5881082
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

         On January 11, 2008, Jade Art Group Inc., a Nevada corporation ("we" or the "Company"), announced the formation of a new wholly-owned Chinese subsidiary, JiangXi SheTai Jade Industrial Company Limited, to engage in the processing and sale of jadeite, jade and stone material. This represents our foray into the jade industry.

         A copy of the press release dated January 11, 2008 is attached hereto and is incorporated herewith.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit         Name of Document
-------         ----------------

Exhibit 99.1 Form of press release, dated January 11, 2008, announcing formation of JiangXi SheTai Jade Industrial Company Limited.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2008                       JADE ART GROUP INC.


                                              By: /s/ Hua-Cai Song
                                                  ------------------------------
                                                  Name:  Hua-Cai Song
                                                  Title: Chief Executive Officer

                                  Exhibit Index

Exhibit         Name of Document
-------         ----------------

Exhibit 99.1 Form of press release, dated January 11, 2008, announcing formation of JiangXi SheTai Jade Industrial Company Limited.